Semiannual Report April 30, 2000

Oppenheimer
Quest Capital Value Fund, Inc.

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OppenheimerFunds®
The Right Way to Invest

REPORT HIGHLIGHTS

Although the stock market was dominated during most of the reporting period by a relatively small number of growth-oriented technology stocks, value stocks began to positively turn around starting in late March.

The Fund reduced its telecommunications holdings after their stock prices appreciated to levels that could no longer be considered attractive values. With value out of favor for most of the reporting period, we found a number of fundamentally strong companies selling at compellingly low valuations.

CONTENTS

1 President’s Letter

3 An Interview with Your Fund’s Manager

8 Financial Statements

22 Officers and Directors

Cumulative
Total Returns*

For the 6-Month Period

Ended 4/30/00

Class A
Without       With
Sales Chg.    Sales Chg.
------------------------
10.66%        4.30%

Class B
Without       With
Sales Chg.    Sales Chg.
------------------------
10.39%        5.83%

Class C
Without       With
Sales Chg.    Sales Chg.
------------------------
10.42%        9.51%

* See Notes on page 7 for further details.

PRESIDENT’S LETTER

Dear Shareholder,

Bridget A. Macaskill
President
Oppenheimer
Quest Capital
Value Fund, Inc.

For many years, we have encouraged investors to consider whether they could tolerate more risk in their long-term investments by participating in the stock market, which has historically provided higher long-term returns than any other asset class. Today, however, we have a very different concern: some investors may have assumed too much risk by concentrating their investments in just a handful of stocks or sectors or by “chasing performance.”

Several months ago, Alan Greenspan, the Chairman of the Federal Reserve Board, stated his view that the spectacular returns some sectors of the market were then experiencing may have been partly responsible for pushing our economy to growth rates that could lead to higher inflation. Today it is clear that the dramatic rise in the prices of a narrow segment of the market created enormous wealth for some investors. The result of this newfound wealth has been a substantial increase in spending that the Federal Reserve Board believes could threaten the healthy growth of our economy.

That’s why the Fed has been raising interest rates steadily and decisively over the past year. By making borrowing more expensive, the Fed has been attempting to slow economic growth. It is a precarious balancing act: too much tightening creates the risk of recession, while too little opens the door to inflation.

The implications of the Fed’s resolve are clear: investors must continue to be prepared for near-term market volatility. In the bond market, higher interest rates usually lead to lower bond prices. In the stock market, slower economic growth often reduces corporate earnings and puts downward pressure on stock prices. Highly valued stocks can be particularly vulnerable to a correction. The Securities and Exchange Commission Chairman, Arthur Levitt, has been cautioning investors against the expectation that the types of returns seen in the recent bull market will last forever.

1 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

PRESIDENT’S LETTER

Because of the prospect of continued market volatility, we encourage you to consider diversifying your investments. Indeed, diversification may help you mitigate the effects of sharp declines in any one area. It may also help you better position your portfolio to seek greater returns over the long run.

While some “new economy” stocks have risen over the last year, many so-called “old economy” stocks are selling at low prices. In the bond market, higher interest rates over the short term may reduce inflation concerns, which should be beneficial over the long term. By buying out-of-favor investments, you may be able to profit when and if they return to favor.

What specific investments should you consider today so that you are prepared for tomorrow? The answer depends on your individual investing goals, risk tolerance and financial circumstances. We urge you to talk with your financial advisor about ways to diversify your portfolio. This may include considering global diversification as part of your strategy. While investing abroad has special risks, such as the effects of foreign currency fluctuations, it also offers opportunities to participate in global economic growth and to hedge against the volatility in U.S. markets.

We thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill
Bridget A. Macaskill
May 19, 2000

2 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND’S MANAGER

Q How would you characterize Oppenheimer Quest Capital Value Fund, Inc.’s performance over the six-month period that ended April 30, 2000?

A. The Fund’s performance over the past six months reflected a very challenging and volatile investment environment. Although the stock market was dominated during most of the reporting period by a relatively small number of growth-oriented technology stocks, value stocks began to positively turnaround starting in late March.

Why has the stock market seemingly become so volatile?

While the stock market is often volatile when viewed over the short term, much of the recent volatility has come from technology stocks. In our view, the heightened volatility of technology stocks is a result of changing investor sentiment. Investors had become so captivated with these relatively young, fast-growing companies that, at times, they seemed to be willing to pay exorbitant prices for them. As a result, by mid-March, these stocks had exceeded all traditional standards of valuation, such as the ratio of stock price to earnings, sales or book value. When statistical evidence was subsequently released that inflationary pressures might be reemerging, technology investors appear to have realized that valuations really do matter, and some measures of technology-stock performance dropped 10% in a single day.

By the same token, the lackluster performance provided by many “old economy” stocks during most of the reporting period was primarily the result of investor indifference. As we expected, these stocks began to advance when the technology “bubble” burst, and investors realized that little has changed regarding the sound business fundamentals of companies in traditional industries.

3 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND’S MANAGER

“Although most of
the past six months
were difficult for
value stocks,
we believe that
the portfolio
is well positioned
to benefit as value
returns to favor
among investors.”

What economic forces most affected the stock market and the Fund?

Rising interest rates were another factor responsible for the relative under performance of value stocks over the past six months. Because higher interest rates tend to increase borrowing costs for traditional companies and discourage consumer borrowing for big-ticket purchases, investors were concerned that higher interest rates might reduce corporate earnings.

Although the Federal Reserve Board probably is not finished raising interest rates, we believe that the stock market may have already incorporated the bulk of further rate hikes into many securities prices. Indeed, the value rally during the second half of April could be a signal that most—but not all—of the adverse effects of rising interest rates may be behind us.

How was the Fund managed in this market environment?

We have continued to employ our longstanding value discipline in which we analyze stocks one company at a time to find those that we believe are undervalued relative to their true worth. The good news is that we have had little trouble finding fundamentally strong businesses that meet our value criteria. When value stocks were out of favor among investors, we found virtually unprecedented opportunities to buy shares of good businesses at attractive prices. While it is too soon to determine whether the recent rally of value stocks will persist, we believe that the Fund and its shareholders will benefit as value returns to favor among investors.

4 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

What stocks contributed most to the Fund’s performance?

Not surprisingly, telecommunication companies generally provided the strongest returns over the six-month period. We took advantage of this sector’s strength before cutting back on our telecommunication holdings when we determined that they were no longer attractively valued. After taking profits in some technology stocks, our exposure to the telecommunication sector declined from approximately 20% of assets at the start of the reporting period to about 13% before the April 14 market decline.

On the other hand, a number of holdings detracted from performance. These disappointments include a number of financial stocks that tend to lag when interest rates are rising. We also received disappointing returns from one of our largest holdings, MCI Worldcom, Inc., which declined amid concerns regarding their domestic long-distance business. Although we continue to believe that MCI Worldcom has a strong franchise and a bright future, we reduced the size of our investment for diversification purposes.

Is the Fund going to reorganize?

Although the Fund’s board of directors believed that a consolidation of assets with another Oppenheimer Quest mutual fund was in the best interest of shareholders, the reorganization proposal was not approved by Fund shareholders. Therefore, we plan to continue to manage Oppenheimer Quest Capital Value Fund, Inc. as before.

Average Annual
Total Returns

For the Periods Ended 3/31/00(1)

Class A
1-Year  5-Year 10-Year
------------------------
-1.98%  14.79% 14.87%

Class B        Since
1-Year  5-Year Inception
------------------------
-0.81%  N/A    12.87%

Class C        Since
1-Year  5-Year Inception
------------------------
2.58%   N/A    13.47%

Because of ongoing market
volatility, the Fund’s
performance since 3/31/00 has been
subject to substantial short-
term fluctuations and current
performance may be less than
the results shown.

1. See Notes on page 7 for further details.

5 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND’S MANAGER

What is your outlook for the future?

While we have been frustrated by the extent to which value was out of favor among investors, we were encouraged when many investors shifted their assets from technology to more traditional market sectors in April. In our view, many “old economy” companies continue to sell at compellingly low valuations. In fact, some value companies’ managements have already announced their intention to take advantage of their low stock prices by buying back shares or taking their companies private, which should help rekindle investor interest in their stocks. Having the patience and discipline to stick with out-of-favor stocks until their value is recognized makes Oppenheimer Quest Capital Value Fund, Inc. an important part of The Right Way to Invest.

Sector Allocation(2)

o Consumer Staples  27.2%
o Financial         21.6
o Capital Goods     17.1
o Technology        12.4
o Consumer
  Cyclicals          6.5
o Transportation     6.3
o Communication
  Services           3.5
o Energy             2.9
o Basic Materials    2.5

Top Ten Common Stock Holdings(2)
-----------------------------------------------------------
XL Capital Ltd., CI. A                                 5.1%
-----------------------------------------------------------
Applied Power, Inc., CI. A                             5.0
-----------------------------------------------------------
Parker-Hannifin Corp.                                  4.8
-----------------------------------------------------------
Canadian Pacific Ltd.                                  4.8
-----------------------------------------------------------
ACE Ltd.                                               4.7
-----------------------------------------------------------
AMFM, Inc.                                             4.6
-----------------------------------------------------------
Countrywide Credit Industries, Inc.                    4.5
-----------------------------------------------------------
McDonald’s Corp.                                       4.3
-----------------------------------------------------------
Household International, Inc.                          4.2
-----------------------------------------------------------
Tricon Global Restaurants, Inc.                        4.2

Top Five Common Stock Industries(2)
-----------------------------------------------------------
Entertainment                                         12.7%
-----------------------------------------------------------
Diversified Financial                                 11.8
-----------------------------------------------------------
Broadcasting                                          11.7
-----------------------------------------------------------
Manufacturing                                         10.9
-----------------------------------------------------------
Insurance                                              9.8

2. Portfolio is subject to change. Percentages are as of April 30, 2000, and are based on total market value of common stock.

6 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For quarterly updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

The Fund’s investment advisor is OppenheimerFunds, Inc., and its sub-advisor is OpCap Advisors (the Fund’s advisor until 2/28/97). The Fund commenced operations on 2/13/87 as a closed-end investment company, formerly named Quest for Value Dual Purpose Fund, Inc., with a dual purpose structure and two classes of shares, Income shares and Capital shares. Under the prior dual purpose structure, Capital shares were entitled to all gains and losses on all Fund assets and no expenses were allocated to such shares; the Income shares bore all of the Fund’s operating expenses. On 1/31/97, the Fund redeemed its Income shares, which are no longer outstanding, and its dual purpose structure terminated. On 3/3/97, the Fund converted from a closed-end fund to an open-end fund, and its outstanding Capital shares were designated as Class A shares now bearing their allocable share of the Fund’s expenses.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares of the Fund were first publicly offered on 2/13/87. Unless otherwise noted, Class A shares total returns reflect the historical performance of the Class A shares of the Fund (formerly Capital shares) as adjusted for the fees and expenses of Class A shares in effect as of 3/3/97 (without giving effect to any fee waivers). Average annual total returns for Class A shares include the current 5.75% maximum initial sales charge. Class A shares are subject to an annual 0.20% asset-based sales charge. There is a voluntary waiver of a position of the Class A asset-based sales charge as described in the Prospectus.

Class B shares of the Fund were first publicly offered on 3/3/97. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 3/3/97. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.

7 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS April 30, 2000 / Unaudited

                                                                      Market Value
                                                             Shares     See Note 1
==================================================================================
 Common Stocks--97.7%
----------------------------------------------------------------------------------
 Basic Materials--2.5%
----------------------------------------------------------------------------------
 Chemicals--2.5%
 Du Pont (E.I.) De Nemours & Co.                            103,000    $ 4,886,062
----------------------------------------------------------------------------------
 Capital Goods--16.7%
----------------------------------------------------------------------------------
 Electrical Equipment--6.1%
 Emerson Electric Co.                                        90,000      4,938,750
----------------------------------------------------------------------------------
 Molex, Inc., Cl. A                                          67,500      2,700,000
----------------------------------------------------------------------------------
 Rockwell International Corp.                               110,000      4,331,250
                                                                       -----------
                                                                        11,970,000
----------------------------------------------------------------------------------
 Manufacturing--10.6%
 Applied Power, Inc., Cl. A                                 339,000      9,703,875
----------------------------------------------------------------------------------
 Parker-Hannifin Corp.                                      200,000      9,300,000
----------------------------------------------------------------------------------
 Textron, Inc.                                               32,000      1,982,000
                                                                       -----------
                                                                        20,985,875
----------------------------------------------------------------------------------
 Communication Services--3.4%
----------------------------------------------------------------------------------
 Telecommunications: Long Distance--3.4%
 MCI WorldCom, Inc.(1)                                      149,000      6,770,187
----------------------------------------------------------------------------------
 Consumer Cyclicals--6.3%
----------------------------------------------------------------------------------
 Consumer Services--6.3%
 Lamar Advertising Co., Cl. A(1)                            133,000      5,860,312
----------------------------------------------------------------------------------
 Young & Rubicam, Inc.                                      118,000      6,571,125
                                                                       -----------
                                                                        12,431,437
----------------------------------------------------------------------------------
 Consumer Staples--26.6%
----------------------------------------------------------------------------------
 Broadcasting--11.4%
 AMFM, Inc.(1)                                              134,000      8,894,250
----------------------------------------------------------------------------------
 AT&T--Liberty Media Group, Series A(1)                     159,000      7,940,062
----------------------------------------------------------------------------------
 Emmis Communications Corp., Cl. A(1)                       134,000      5,695,000
                                                                       -----------
                                                                        22,529,312
----------------------------------------------------------------------------------
 Entertainment--12.4%
 McDonald’s Corp.                                           219,000      8,349,375
----------------------------------------------------------------------------------
 SFX Entertainment, Inc., Cl. A                             192,000      7,992,000
----------------------------------------------------------------------------------
 Tricon Global Restaurants, Inc.(1)                         239,000      8,155,875
                                                                       -----------
                                                                        24,497,250
----------------------------------------------------------------------------------
 Food--0.9%
 Hershey Foods Corp.                                         39,000      1,769,625
----------------------------------------------------------------------------------
 Food & Drug Retailers--1.9%
 Kroger Co.(1)                                              200,000      3,712,500

8 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Energy--2.9%
----------------------------------------------------------------------------------
 Energy Services--2.9%
 Anadarko Petroleum Corp.                                   130,000   $  5,646,875
----------------------------------------------------------------------------------
 Financial--21.0%
----------------------------------------------------------------------------------
 Diversified Financial--11.5%
 Countrywide Credit Industries, Inc.                        313,300      8,654,912
----------------------------------------------------------------------------------
 Freddie Mac                                                129,000      5,925,937
----------------------------------------------------------------------------------
 Household International, Inc.                              196,000      8,183,000
                                                                      ------------
                                                                        22,763,849
----------------------------------------------------------------------------------
 Insurance--9.5%
 ACE Ltd.                                                   375,000      8,976,563
----------------------------------------------------------------------------------
 XL Capital Ltd., Cl. A                                     207,880      9,900,285
                                                                      ------------
                                                                        18,876,848
----------------------------------------------------------------------------------
 Technology--12.1%
----------------------------------------------------------------------------------
 Computer Software--4.2%
 Computer Associates International, Inc.                     95,000      5,302,188
----------------------------------------------------------------------------------
 Sabre Holdings Corp.                                        85,000      2,969,688
                                                                      ------------
                                                                         8,271,876
----------------------------------------------------------------------------------
 Electronics--7.9%
 Arrow Electronics, Inc.(1)                                 184,000      8,061,500
----------------------------------------------------------------------------------
 Solectron Corp.(1)                                         163,000      7,630,438
                                                                      ------------
                                                                        15,691,938
----------------------------------------------------------------------------------
 Transportation--6.2%
----------------------------------------------------------------------------------
 Air Transportation--1.5%
 EGL, Inc.(1)                                               129,000      2,958,938
----------------------------------------------------------------------------------
 Railroads & Truckers--4.7%
 Canadian Pacific Ltd.                                      389,000      9,263,063
                                                                      ------------
 Total Common Stocks (Cost $161,739,758)                               193,025,635

                                                          Principal
                                                             Amount
==================================================================================
 Short-Term Notes--2.8%
----------------------------------------------------------------------------------
 Federal Home Loan Bank, 5.88%, 5/1/00
 (Cost $5,461,000)                                       $5,461,000      5,461,000
----------------------------------------------------------------------------------
 Total Investments, at Value (Cost $167,200,758)              100.5%   198,486,635
----------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                         (0.5)      (945,705)
                                                         -------------------------
 Net Assets                                                   100.0%  $197,540,930
                                                         =========================

Footnote to Statement of Investments

1. Non-income-producing security.

See accompanying Notes to Financial Statements.

9 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES Unaudited

 April 30, 2000
==================================================================================
 Assets
 Investments, at value (cost $167,200,758)
 --see accompanying statement                                         $198,486,635
----------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of capital stock sold                                              323,471
 Interest and dividends                                                      1,214
 Other                                                                      29,160
                                                                      ------------
 Total assets                                                          198,840,480

==================================================================================
 Liabilities
 Bank overdraft                                                            198,886
----------------------------------------------------------------------------------
 Payables and other liabilities:
 Shares of capital stock redeemed                                          927,046
 Shareholder reports                                                        63,034
 Distribution and service plan fees                                         42,087
 Directors' compensation                                                    21,940
 Transfer and shareholder servicing agent fees                              20,315
 Other                                                                      26,242
                                                                      ------------
 Total liabilities                                                       1,299,550

==================================================================================
 Net Assets                                                           $197,540,930
                                                                      ============

==================================================================================
 Composition of Net Assets
 Par value of shares of capital stock                                       $  642
----------------------------------------------------------------------------------
 Additional paid-in capital                                            103,947,920
----------------------------------------------------------------------------------
 Accumulated net investment loss                                        (1,033,833)
----------------------------------------------------------------------------------
 Accumulated net realized gain on investment transactions               63,340,324
----------------------------------------------------------------------------------
 Net unrealized appreciation on investments                             31,285,877
                                                                      ------------
 Net Assets                                                           $197,540,930
                                                                      ============

==================================================================================
 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $175,051,779 and 5,670,394 shares of capital stock outstanding)            $30.87
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                $32.75
----------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net
 assets of $16,118,360 and 534,709 shares of capital stock outstanding)     $30.14
----------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net
 assets of $6,370,791 and 211,162 shares of capital stock outstanding)      $30.17
See accompanying Notes to Financial Statements.

10 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended April 30, 2000
==================================================================================
 Investment Income
 Dividends (net of foreign withholding taxes of $11,165)              $    708,964
----------------------------------------------------------------------------------
 Interest                                                                  201,522
                                                                      ------------
 Total income                                                              910,486

==================================================================================
 Expenses
 Management fees                                                         1,051,756
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                   446,923
 Class B                                                                    75,720
 Class C                                                                    23,360
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                             112,856
----------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                79,423
----------------------------------------------------------------------------------
 Shareholder reports                                                        47,446
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                 6,588
----------------------------------------------------------------------------------
 Directors’ compensation                                                     2,057
----------------------------------------------------------------------------------
 Other                                                                      76,618
                                                                      ------------
 Total expenses                                                          1,922,747
 Less expenses paid indirectly                                              (5,776)
                                                                      ------------
 Net expenses                                                            1,916,971

==================================================================================
 Net Investment Loss                                                    (1,006,485)

==================================================================================
 Realized and Unrealized Gain (Loss)
 Net realized gain on investments                                       63,389,603

----------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on investments  (42,066,218)
                                                                      ------------
 Net realized and unrealized gain                                       21,323,385

==================================================================================
 Net Increase in Net Assets Resulting from Operations                 $ 20,316,900
                                                                      ============

See accompanying Notes to Financial Statements.

11 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                         Six Months           Year
                                                             Ended           Ended
                                                     April 30, 2000    October 31,
                                                        (Unaudited)           1999
==================================================================================
 Operations
 Net investment loss                                   $ (1,006,485)  $   (592,902)
----------------------------------------------------------------------------------
 Net realized gain                                       63,389,603     40,777,725
----------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation  (42,066,218)   (17,928,558)
                                                       ---------------------------
 Net increase in net assets resulting from operations    20,316,900     22,256,265

==================================================================================
 Dividends and/or Distributions to Shareholders
 Dividends from net investment income:
 Class A                                                         --       (307,305)
----------------------------------------------------------------------------------
 Dividends in excess of net investment income:
 Class A                                                         --         (9,331)
----------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                (37,317,626)    (8,501,109)
 Class B                                                 (2,675,129)      (348,968)
 Class C                                                   (822,951)      (104,618)

==================================================================================
 Capital Stock Transactions
 Net increase (decrease) in net assets resulting from
 capital stock transactions:
 Class A                                                (30,956,812)   (50,247,046)
 Class B                                                  1,647,514      5,772,397
 Class C                                                  2,088,690      1,547,304

==================================================================================
 Net Assets
 Total decrease                                         (47,719,414)   (29,942,411)
----------------------------------------------------------------------------------
 Beginning of period                                    245,260,344    275,202,755
                                                       ---------------------------
 End of period (including accumulated net investment
 losses of $1,033,833 and $27,348, respectively)       $197,540,930   $245,260,344
                                                       ===========================

See accompanying Notes to Financial Statements.

12 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

                                           Six Months                          Year                 Year
                                                Ended                         Ended                Ended
                                       April 30, 2000                      Oct. 31,             Dec. 31,
 Class A                                  (Unaudited)      1999      1998   1997(1)      1996       1995
========================================================================================================
 Per Share Operating Data
--------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period          $33.66    $32.11    $41.63    $37.25    $33.65     $25.79
--------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                    (.15)     (.06)      .05       .44        --         --
 Net realized and unrealized gain                3.20      2.70      4.28      3.93      6.91       9.46
 Provision/reduction for corporate income
 taxes on net realized long-term capital gain      --        --        --       .01     (3.31)     (1.57)
                                               ---------------------------------------------------------
 Total income from investment operations         3.05      2.64      4.33      4.38      3.60       7.89
--------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              --      (.04)     (.13)       --        --         --
 Dividends in excess of net investment income      --        --(2)     --        --        --         --
 Distributions from net realized gain           (5.84)    (1.05)   (13.72)       --        --         --
 Distributions from net realized
 short-term gain                                   --        --        --        --        --       (.03)
                                               ---------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                (5.84)    (1.09)   (13.85)       --        --       (.03)
--------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $30.87    $33.66    $32.11    $41.63    $37.25     $33.65
                                               =========================================================
 Market value, end of period                      N/A       N/A       N/A       N/A    $36.13     $31.88
                                               =========================================================

========================================================================================================
 Total Return, at Net Asset Value(3)            10.66%     8.47%    13.28%    11.76%   20.46%(4)   36.68%(4)

========================================================================================================
 Total Return, at Market Value(5)                 N/A       N/A       N/A       N/A     23.63%     45.58%

========================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)    $175,052  $224,995  $262,669  $343,329  $879,934   $815,179
--------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $191,103  $256,450  $280,821  $434,401  $883,395        N/A
--------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(6)
 Net investment income (loss)                   (0.91)%   (0.17)%    0.13%     1.28%(7)  2.82%      3.20%
 Expenses                                        1.78%     1.71%     1.67%(8)  1.54%(7,8)0.72%(8)   0.73%(8)
 Expenses, net of voluntary assumption
 and/or reimbursement                             N/A      1.58%     1.29%     1.11%(7)   N/A        N/A
--------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(9)                        46%       79%       30%       34%       74%        72%

1. For the ten months ended October 31, 1997, for Class A shares (formerly Capital Shares). On February 28, 1997, OppenheimerFunds, Inc. became the investment advisor to the Fund and on March 3, 1997, the Fund was converted from a closed-end fund to an open-end fund, and Capital Shares were redesigned as Class A shares. The Fund changed its fiscal year end from December 31 to October 31.

2. Less than $0.005 per share.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to March 3, 1997, the Fund operated as a closed-end investment company and total return was calculated based on market value.

See accompanying Notes to Financial Statements.

13 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS Continued

                                               Six Months                                        Year
                                                    Ended                                       Ended
                                           April 30, 2000                                    Oct. 31,
 Class B                                      (Unaudited)           1999          1998       1997(10)
=====================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period              $33.07         $31.71        $41.41         $37.04
-----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                        (.17)          (.19)         (.06)           .01
 Net realized and unrealized gain                    3.08           2.60          4.15           4.36
 Provision/reduction for corporate income
 taxes on net realized long-term capital gain          --             --            --             --
                                                   --------------------------------------------------
 Total income from investment operations             2.91           2.41          4.09           4.37
-----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  --             --          (.07)            --
 Dividends in excess of net investment income          --             --(2)         --             --
 Distributions from net realized gain               (5.84)         (1.05)       (13.72)            --
 Distributions from net realized short-term gain       --             --            --             --
                                                   --------------------------------------------------
 Total dividends and/or distributions to
 shareholders                                       (5.84)         (1.05)       (13.79)            --
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $30.14         $33.07        $31.71         $41.41
                                                   ==================================================
 Market value, end of period                          N/A            N/A           N/A            N/A
                                                   ==================================================

=====================================================================================================
 Total Return, at Net Asset Value(3)                10.39%          7.83%        12.54%         11.80%

=====================================================================================================
 Total Return, at Market Value(5)                     N/A            N/A           N/A            N/A

=====================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)         $16,118        $15,634        $9,562         $1,208
-----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $15,215        $14,112        $4,586         $  552
-----------------------------------------------------------------------------------------------------
 Ratios to average net assets:(6)
 Net investment income (loss)                       (1.43)%        (0.80)%       (0.57)%         0.07%
 Expenses                                            2.31%          2.27%         2.24%(8)       2.14%(8)
 Expenses, net of voluntary assumption
 and/or reimbursement                                 N/A           2.19%         2.01%          1.86%
-----------------------------------------------------------------------------------------------------
 Portfolio turnover rate(9)                            46%            79%           30%            34%

4. Total returns of Class A shares (formerly Capital Shares) at net asset value for periods prior to March 3, 1997, the date the Fund converted to an open-end fund, are not audited and have not been restated to reflect the fees and expenses (without giving effect to fee waivers) to which the Fund became subject on March 3, 1997. Had such a restatement been made, total returns (unaudited) at net asset value for each of the years ended December 31, 1996 and 1995 would have been 18.25% and 34.20%, respectively.

5. Change in market price assuming reinvestment of short-term capital gains distributions, if any, at payable date and federal taxes paid on long-term capital gains on year end (both at market).

6. Annualized for periods of less than one full year.

7. Due to the change from the Fund’s dual purpose structure and conversion from a closed-end to an open-end fund, the ratios for Class A shares are not necessarily comparable to those of prior periods.

See accompanying Notes to Financial Statements.

14 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

                                               Six Months                                        Year
                                                    Ended                                       Ended
                                           April 30, 2000                                    Oct. 31,
 Class C                                      (Unaudited)           1999          1998       1997(10)
=====================================================================================================
 Per Share Operating Data
-----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $33.09         $31.73        $41.42         $37.04
-----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                        (.07)          (.17)         (.13)           .01
 Net realized and unrealized gain                    2.99           2.58          4.21           4.37
 Provision/reduction for corporate income
 taxes on net realized long-term capital gain          --             --            --             --
                                                   --------------------------------------------------
 Total income from investment operations             2.92           2.41          4.08           4.38
-----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  --             --          (.05)            --
 Dividends in excess of net investment income          --             --(2)         --             --
 Distributions from net realized gain               (5.84)         (1.05)       (13.72)            --
 Distributions from net realized short-term gain       --             --            --             --
                                                   --------------------------------------------------
 Total dividends and/or distributions to
 shareholders                                       (5.84)         (1.05)       (13.77)            --
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $30.17         $33.09        $31.73         $41.42
                                                   ==================================================
 Market value, end of period                          N/A            N/A           N/A            N/A
                                                   ==================================================

=====================================================================================================
 Total Return, at Net Asset Value(3)                10.42%          7.82%        12.49%         11.82%

=====================================================================================================
 Total Return, at Market Value(5)                     N/A            N/A           N/A            N/A

=====================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)          $6,371         $4,632        $2,972           $773
-----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $4,703         $4,117        $1,582           $372
-----------------------------------------------------------------------------------------------------
 Ratios to average net assets:(6)
 Net investment income (loss)                       (1.46)%        (0.80)%       (0.58)%         0.06%
 Expenses                                            2.32%          2.26%         2.23%(8)       2.13%(8)
 Expenses, net of voluntary assumption
 and/or reimbursement                                 N/A           2.18%         2.01%          1.85%
-----------------------------------------------------------------------------------------------------
 Portfolio turnover rate(9)                            46%            79%           30%            34%

8. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 2000, were $96,180,585 and $155,330,100, respectively.

10. For the period from March 3, 1997 (inception of offering of shares) to October 31, 1997.

See accompanying Notes to Financial Statements.

15 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Quest Capital Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.

The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities for which quotations are readily available are valued at the last sale price, or if in the absence of a sale, at the last sale price on the prior trading day if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Foreign currency contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank, dealer or pricing service. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at cost (or last determined market value) and adjusted for amortization or accretion to maturity of any premium or discount.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

16 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

Directors’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the six months ended April 30, 2000, a credit of $5,854 was made for the Fund’s projected benefit obligations and payments of $3,200 were made to retired directors, resulting in an accumulated liability of $18,296 as of April 30, 2000.

The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

17 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Capital Stock

The Fund has authorized one billion shares of $.0001 par value shares of capital stock of each class. Transactions in shares of capital stock were as follows:

                     Six Months Ended April 30, 2000   Year Ended October 31, 1999
                                Shares        Amount         Shares         Amount
----------------------------------------------------------------------------------
 Class A
 Sold                          260,615  $  7,758,458        894,668   $ 30,627,545
 Dividends and/or
 distributions reinvested      831,376    23,494,698        144,048      4,517,359
 Redeemed                   (2,106,496)  (62,209,968)    (2,534,704)   (85,391,950)
                            ------------------------------------------------------
 Net decrease               (1,014,505) $(30,956,812)    (1,495,988)  $(50,247,046)
                            ======================================================

----------------------------------------------------------------------------------
 Class B
 Sold                          109,186  $  3,147,309        261,960   $  8,822,662
 Dividends and/or
 distributions reinvested       93,859     2,595,206         10,930        338,535
 Redeemed                     (141,049)   (4,095,001)      (101,752)    (3,388,800)
                            ------------------------------------------------------
 Net increase                   61,996  $  1,647,514        171,138   $  5,772,397
                            ======================================================

----------------------------------------------------------------------------------
 Class C
 Sold                           89,198  $  2,605,997         91,282   $  3,067,730
 Dividends and/or
 distributions reinvested       27,874       771,286          3,016         93,518
 Redeemed                      (45,866)   (1,288,593)       (48,008)    (1,613,944)
                            ------------------------------------------------------
 Net increase                   71,206  $  2,088,690         46,290   $  1,547,304
                            ======================================================

3. Unrealized Gains and Losses on Securities

As of April 30, 2000, net unrealized appreciation on securities of $31,285,877 was composed of gross appreciation of $37,782,194, and gross depreciation of $6,496,317.

4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, and 0.85% of average annual net assets in excess of $800 million. The Fund’s management fee for the six months ended April 30, 2000 was 1.00% of the average annual net assets for each class of shares, annualized for periods of less than one full year.

Sub-Advisor Fees. The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the six months ended April 30, 2000, the Manager paid $437,022 to the Sub-Advisor.

18 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $18.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the six months ended April 30, 2000, the Fund paid OFS $125,694.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate       Class A    Commissions     Commissions     Commissions
                       Front-End     Front-End     on Class A      on Class B      on Class C
                   Sales Charges Sales Charges         Shares          Shares          Shares
                      on Class A   Retained by    Advanced by     Advanced by     Advanced by
 Six Months Ended         Shares   Distributor    Distributor(1)  Distributor(1)  Distributor(1)
---------------------------------------------------------------------------------------------
 April 30, 2000          $68,906       $14,654        $24,579         $59,956          $5,269

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                    Class A                     Class B                    Class C
                        Contingent Deferred         Contingent Deferred        Contingent Deferred
                              Sales Charges               Sales Charges              Sales Charges
 Six Months Ended   Retained by Distributor     Retained by Distributor    Retained by Distributor
--------------------------------------------------------------------------------------------------
 April 30, 2000                         $--                     $43,525                     $1,316

The Fund has adopted Distribution and Service Plans for Class A, Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

Class A Distribution and Service Plan Fees. Under the plan the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.20% of average annual net assets of Class A shares of the Fund (the Board of Directors can set this rate up to 0.25%). Effective January 1, 2000, the asset-based sales charge rate for Class A shares has been voluntarily reduced from 0.25% to 0.20% of average annual net assets representing Class A shares. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. The Distributor currently uses the fees it receives from the Fund to pay brokers, dealers, banks and other financial institutions. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended April 30, 2000, payments under the Class A Plan totaled $446,923, all of which was paid by the Distributor to recipients. That included $2,792 paid to an affiliate of the Distributor’s parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

19 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Fees and Other Transactions with Affiliates Continued

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended April 30, 2000, were as follows:

                                                      Distributor’s  Distributor’s
                                                          Aggregate   Unreimbursed
                                                       Unreimbursed  Expenses as %
                  Total Payments     Amount Retained       Expenses  of Net Assets
                      Under Plan      by Distributor     Under Plan       of Class
-----------------------------------------------------------------------------------
 Class B Plan            $75,720             $63,731       $509,263           3.16%
 Class C Plan             23,360              10,300         51,107           0.80

5. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings outstanding during the six months ended April 30, 2000.

20 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

SHAREHOLDER MEETING Unaudited

On March 10, 2000, a shareholder meeting was held to approve a new subadvisory agreement between the Manager and the Sub-Advisor as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:
 For                 Against            Abstain/Withheld                      Total
-----------------------------------------------------------------------------------
 5,720,010           106,707                      62,815                  5,889,532

21 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

Officers and Directors

Bridget A. Macaskill, Chairman of the Board of Directors and President
Paul Y. Clinton, Director
Thomas W. Courtney, Director
Robert G. Galli, Director
Lacy B. Herrmann, Director
George Loft, Director
O. Leonard Darling, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor

OppenheimerFunds, Inc.

Sub-Advisor

OpCap Advisors

Distributor

OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent

OppenheimerFunds Services

Custodian of Portfolio Securities

Citibank, N.A.

Independent Auditors

KPMG LLP

Legal Counsel

Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

This is a copy of a report to shareholders of Oppenheimer Quest Capital Value Fund, Inc. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Capital Value Fund, Inc. For material information concerning the Fund, see the Prospectus.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

22 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

OPPENHEIMERFUNDS FAMILY

===========================================================================================================================
Global Equity
                        Developing Markets Fund               Global Fund
                        International Small Company Fund      Quest Global Value Fund
                        Europe Fund                           Global Growth & Income Fund
                        International Growth Fund

===========================================================================================================================
 Equity
                        Stock                                 Stock & Bond
                        Enterprise Fund(1)                    Main Street(R)Growth & Income Fund
                        Discovery Fund                        Quest Opportunity Value Fund
                        Main Street(R)Small Cap Fund          Total Return Fund
                        Quest Small Cap Value Fund            Quest Balanced Value Fund
                        MidCap Fund                           Capital Income Fund(2)
                        Capital Appreciation Fund             Multiple Strategies Fund
                        Growth Fund                           Disciplined Allocation Fund
                        Disciplined Value Fund                Convertible Securities Fund
                        Quest Value Fund
                        Trinity Growth Fund                   Specialty
                        Trinity Core Fund                     Real Asset Fund
                        Trinity Value Fund                    Gold & Special Minerals Fund

===========================================================================================================================
 Fixed Income
                        Taxable                               Municipal
                        International Bond Fund               California Municipal Fund(3)
                        World Bond Fund                       Main Street(R)California Municipal Fund(3)
                        High Yield Fund                       Florida Municipal Fund(3)
                        Champion Income Fund                  New Jersey Municipal Fund(3)
                        Strategic Income Fund                 New York Municipal Fund(3)
                        Bond Fund                             Pennsylvania Municipal Fund(3)
                        Senior Floating Rate Fund             Municipal Bond Fund
                        U.S. Government Trust                 Insured Municipal Fund
                        Limited-Term Government Fund          Intermediate Municipal Fund

                                                              Rochester Division
                                                              Rochester Fund Municipals
                                                              Limited Term New York Municipal Fund

===========================================================================================================================
 Money Market(4)
                        Money Market Fund                     Cash Reserves

1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.

2. On 4/1/99, the Fund’s name was changed from “Oppenheimer Equity Income Fund."

3. Available to investors only in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY10048-0203.

©Copyright 2000 OppenheimerFunds, Inc. All rights reserved.

23 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

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RS0835.001.0400 June 29, 2000